UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2020

VECTRUS, INC.

(Exact name of Registrant as specified in its charter)

Indiana	001-36341	38-3924636
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2424 Garden of the Gods Road, Suite 300
Colorado Springs, CO 80919
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (719) 591-3600

Not Applicable
(Former name or former address, if changed since last report)
Securities Registered Under Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	VEC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 31, 2020, Vectrus Systems Corporation (“VSC”), a Delaware corporation company and a wholly owned subsidiary of Vectrus, Inc. (the “Company”), completed its previously announced acquisition (the “Acquisition”) of Zenetex LLC (“Zenetex”) pursuant to the terms of the Share Purchase Agreement (the “Share Purchase Agreement”) by and among VSC as the purchaser, Zenetex LLC as the acquired company, ZTX Holdings, LLC, a Virginia limited liability company (the “Seller”), and the persons named on the signature pages thereto.

As previously reported, the aggregate consideration paid in the Acquisition by VSC to the Seller, is approximately $125 million in cash, subject to certain post-closing working capital and other adjustments, if applicable, set forth in the Share Purchase Agreement. The Company funded the aggregate consideration paid in the Acquisition using cash on hand and borrowings under its existing credit facility.

The foregoing summary description of the Share Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Share Purchase Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 29, 2020, and is incorporated by reference in this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits.

2.1*
Share Purchase Agreement, dated as of December 28, 2020, among Vectrus Systems Corporation, Zenetex LLC, ZTX Holdings, LLC, and the persons named on the signature pages thereto (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed on December 29, 2020).

* Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2021	VECTRUS, INC.
	By:	/s/ Courtney A. Schoch
	Its:	Deputy General Counsel, Corporate and Corporate Secretary